SERVICES AGREEMENT
THIS SERVICES AGREEMENT (“Agreement”), effective as of December 1, 2013 (the “Effective Date”), by and between CELLULAR DYNAMICS INTERNATIONAL, INC., a Wisconsin corporation having its address at 525 Science Drive, Madison, Wisconsin 53711 (“CDI” or a “Party”), and CORIELL INSTITUTE FOR MEDICAL RESEARCH, a New Jersey non‑profit corporation having its address at 403 Haddon Avenue, Camden, New Jersey 08103 (“Coriell” or a “Party” and, collectively, with CDI, the “Parties”).

RECITALS:

WHEREAS, Coriell submitted an application to RFA 12-04: CIRM hPSC Repository Award (“RFA 12-04”), issued by the California Institute for Regenerative Medicine (“CIRM”).

WHEREAS, Coriell was awarded the grant made by CIRM under its RFA 12‑04, pursuant to a Notice of Grant Award issued by CIRM to Coriell (the “NGA”).

WHEREAS, Coriell’s application under RFA 12-04 proposed that CDI perform certain services as a subcontractor to Coriell under Coriell’s Repository Agreement with CIRM (the “Repository Agreement”), as contemplated in such application in particular in CDI’s letter of support made a part of such application.

WHEREAS, the Parties desire to set forth the terms and conditions upon which CDI would provide services as a subcontractor to Coriell for the Repository Agreement.

NOW THEREFORE, in reliance on the mutual representations, warranties and agreements set forth herein, the Parties agree as follows:

1.	Definitions. The following capitalized terms shall have the meanings assigned to them in this Section 1 when used in this Agreement.

a.
Bankruptcy Event. The (i) making of a general assignment for the benefit of creditors by an entity; (ii) filing of any petition by an entity or the commencement of any proceeding voluntarily by an entity for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors; (iii) consent by an entity to the entry of an order in an involuntary bankruptcy or insolvency case; (iv) entry of an order or decree for relief against an entity by a court of competent jurisdiction in an involuntary case under any bankruptcy or insolvency laws or any law relating to the relief of debtors, which order or decree is unstayed and in effect for a period of sixty (60) consecutive days; (v) appointment, with or without the consent of an entity, of any receiver, liquidator, custodian, assignee, trustee, sequestrator or other similar official of an entity or any substantial part of its property, which appointment is unstayed and in effect for a period of sixty (60) consecutive days; or (vi) admission by an entity in writing of its inability to pay its debts generally as they become due.

b.	Buck Institute. The Buck Institute for Research on Aging.

c.	Buck Institute Premises. The premises within the Buck Institute occupied by CDI under a License and Services Agreement with the Buck Institute, as amended.

d.
Confidential Information. All information or materials of whatsoever type or kind provided (either directly or indirectly in writing or other tangible form or orally) by one Party (the "Disclosing Party") to another Party (the "Receiving Party") that: (i) in the case of written information or materials, is clearly marked and identified as "Confidential" by the Disclosing Party at the time of disclosure; (ii) in the case of information disclosed orally, is confirmed in writing to be Confidential Information within thirty (30) days following disclosure; (iii) is designated as Confidential Information under this Agreement including, without limitation, in the case of Coriell, the information and materials listed in Exhibit D attached hereto; or (iv) is by its nature and the circumstances surrounding its disclosure ought reasonably to be considered Confidential Information (information described in this clause (iv) shall include without limitation all information of a Party that becomes known to or received by the other Party by reason of the presence of or access by such Receiving Party to the premises occupied by or to the property used by such Disclosing Party in connection with this Agreement). Specifically excepted from Confidential Information is all information that the Receiving Party can demonstrate by written records (1) to have been known by, or in the possession of, the Receiving Party prior to the Disclosing Party's disclosure of such Confidential Information to the Receiving Party; (2) has, after disclosure of such Confidential Information by the Disclosing Party to the Receiving Party, become known to the Receiving Party through a third party who is not known by the Receiving Party to be under any obligation of confidentiality to the Disclosing Party; (3) to have been part of the public domain or publicly known at the time of the Disclosing Party's disclosure of such Confidential Information to the Receiving Party; (4) has, after disclosure of such Confidential Information by the Disclosing Party to the Receiving Party, become part of the public domain or publicly known, by Publication or otherwise, not due to any unauthorized act or omission by the Receiving Party; or (5) to have been independently developed by the Receiving Party without use of, or reliance upon, such Confidential Information.

e.	Coriell’s Application. The application that Coriell submitted with respect to RFA 12-04 including CDI’s letter of support in connection therewith.

f.	Derivation Agreement. The iPSC Derivation Agreement executed by CIRM and CDI in connection with CIRM’s RFA 12-03.

g.	Derived Line(s). The induced pluripotent stem cell line(s) derived by CDI pursuant to the Derivation Agreement.

h.
DCB Acceptance Criteria. The quality control criteria set forth in Schedule 2 to Exhibit A attached hereto applicable to each DCB created from a Derived Line or Third Party Line, as may be modified from time to time by Coriell, CDI and CIRM as set forth in a writing executed by both parties.

i.	DCBs. The distribution cell banks created from Third Party Lines and Derived Lines by CDI’s performance of the Services under this Agreement.

j.	End User Agreement. The materials transfer agreement entered into between Coriell and a third party receiving a DCB from the Repository as contemplated in Appendix B to RFAs 12-03.

k.
Non-Commercial Entity End User. A non-profit entity that uses DCBs or Derived Lines for internal research purposes only and that does not transfer any of the cells comprising a DCB or a Derived Line to any for‑profit entity or any non‑profit entity acting in a capacity of providing a service for commercial gain.

l.	Repository. The CIRM human pluripotent stem cell repository that will be established by Coriell under RFA 12-04.

m.
Term. The stated term of this Agreement commencing on the Effective Date and continuing until its expiration on the [****] anniversary of the date on which the NGA first becomes effective, which stated term is subject to termination prior to its expiration in accordance with Section 14 and to extension for one or more successive one year periods as may be mutual agreed in writing by the Parties.

n.	Third Party Line(s). The pluripotent stem cell lines provided by California researchers and delivered to CDI for expansion.

o.
Third Party Line Acceptance Criteria. The specifications and requirements applicable to each Third Party Line as set forth in Schedule 1 to Exhibit A attached hereto, as may be modified from time to time by Coriell, CDI and CIRM as set forth in a writing executed by the parties.

2.
Incorporation by Reference. Coriell’s Application including CDI’s letter of support in connection therewith and RFA 12-04 are incorporated herein by reference subject to the other provisions of this Section 2. In the event of a conflict between this Agreement, CDI’s letter of support in connection with Coriell’s Application, the other provision of Coriell’s Application and RFA 12‑04, the order of precedence shall be this Agreement, CDI’s letter of support, the other provisions of Coriell’s Application and RFA 12-04. CDI shall have an obligation and responsibility for any matter addressed in the provisions of Coriell’s Application or RFA 12‑04 only to the extent expressly provided in this Agreement or CDI’s letter of support.

3.	Services.

a.	During the Term and subject to and upon the conditions set forth in this Agreement, CDI will perform the Services as set forth in Exhibit A (the “Services”).

b.	[****].

c.	[****].

d.	Coriell will hold, store and maintain the Third Party Lines in accordance with the Repository Agreement and shall make them available to CDI as necessary for CDI to perform the Services.

e.
CDI shall deliver all Acceptable DCBs (defined below) created in performance of the Services to Coriell at the Repository for storage and distribution exclusively by Coriell as contemplated by this Agreement (giving effect to what is provided in Section 2) including without limitation Section 9.d.

f.
CDI represents and warrants by delivering DCBs, at the time of such delivery, that such DCBs meet their applicable DCB Acceptance Criteria, and CDI shall deliver to Coriell with each such DCB a Certificate of Analysis (CofA) as described in Exhibit A the delivery of which CofA shall have the effect of confirming such representation and warranty. A DCB meeting the DCB Acceptance Criteria shall be referred to herein as an “Acceptable DCB.” “Acceptable DCBs” shall be included in the definition of “DCBs” under this Agreement. [****][1 page redacted]

g.
The Parties hereby acknowledge and agree that the Third Party Lines provided to CDI under this Agreement (A) may have hazardous properties and the collecting, processing, storing, handling, distribution and disposition of such Third Party Lines may involve risks or dangers that are not known or fully appreciated and (B) must be collected, processed, handled, distributed and disposed of with prudence and appropriate caution. THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT (A) EACH THIRD PARTY LINE IS PROVIDED "AS-IS" AND THAT NEITHER PARTY MAKES ANY REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ANY THIRD PARTY LINES (EXCEPT AS EXPRESSLY SET FORTH HEREIN IN THE CASE OF THE THIRD PARTY LINES THAT CDI ACCEPTS AND WITH RESPECT TO WHICH IT DELIVERS DCBS CREATED THEREFROM TO CORIELL) OR CORIELL’S DELIVERY THEREOF; AND (B) THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY THIRD PARTY LINES OR CORIELL’S DELIVERY THEREOF.

h.
CDI agrees that the Third Party Lines, Derived Lines and DCBs (A) shall be used by CDI for the sole purpose of performing the Services under this Agreement and for no other purpose and (B) except as expressly required or permitted under this Agreement, shall not be disposed of or transferred by CDI to any third party without the prior, written consent of Coriell. Except to the extent required to enable CDI to perform the Services, CDI hereby further agrees that it will not, directly or indirectly, reverse engineer, deconstruct, or in any way, analyze or determine the identity, structure or composition of any of the Third Party Lines, Derived Lines or DCBs or the properties thereof (chemical, biochemical, physical, biological or other).

i.
CDI hereby assumes all risk of loss associated with: (A) any Third Party Line delivered to it by Coriell under this Agreement, and (B) any Derived Lines, or (C) any DCBs created from Third Party Lines or Derived Lines, prior to Coriell’s receipt from CDI thereof (except any loss caused by Coriell). Notwithstanding the foregoing, Coriell hereby assumes all risk of loss associated with any Acceptable DCBs at the time of its acceptance of physical delivery of such Acceptable DCBs from CDI as provided in Section 3.f.

j.
In the event that either Party becomes aware of a loss of temperature control or other conditions in respect of any of the Third Party Lines, Derived Lines or DCBs that could adversely affect same, such Party shall immediately provide an electronic notice to the other Party setting forth (A) the applicable Third Party Lines, Derived Lines and DCBs and (B) the facts, circumstances and details of such issue.

k.
CDI shall within a commercially reasonable period of time notify Coriell if CDI determines that CDI will not be able to conduct and complete any of the Services required under this Agreement in a timely manner. CDI will notify Coriell within [****] of occurrence any disruptions in CDI’s laboratory processes including but not limited to changes in personnel or equipment failure that would reasonably be expected to significantly delay delivery of DCBs as contemplated herein.

l.
CDI shall, within [****] business days following the end of each quarter during the Term of this Agreement (i.e., each three-month period in the Term commencing with the month that includes the Effective Date rather than a calendar year quarter, a “Quarter”), deliver, via an electronic notice to Coriell in accordance with the terms of this Agreement, a report (each, a "Quarterly Services Report") in respect of the Services performed by CDI in accordance with this Agreement during such Quarter. Each Quarterly Services Report (i) shall be submitted in the format requested by Coriell and (ii) shall contain (A) a cumulative list of the Third Party Lines, Derived Lines, and DCBs processed (identified by the unique identifier assigned to same), (B) a list of each defective Third Party Line (i.e., that CDI determined in the course of performing Services does not meet the Third Party Line Acceptance Criteria or that CDI determined in the course of performing the Services does not (or will not) meet the DCB Acceptance Criteria), defective Derived Line (i.e., that CDI determined in the course of performing Services does not (or will not) meet the DCB Acceptance Criteria) (each identified by the unique identifier assigned to same), and DCB that does not meet its applicable Acceptance Criteria, (C) material developments and issues relating to the conduct of the Services, and (D) such other information (if any) as the Parties from time to time agree in writing should be included therein. For avoidance of doubt, in no event shall CDI be required to give access to or disclose to Coriell or any of its Representatives any of CDI’s trade secrets.

m.
If either Party becomes aware of any safety hazard that relates to any performance of the Services, such Party shall within a commercially reasonable period of time notify the other Party of such safety hazard by providing all information in its possession or control concerning such safety hazard to the other Party.

n.
CDI shall keep complete and accurate records of all Services performed by it under this Agreement. Such records (including all applicable laboratory notebooks containing data, information or notations relating to the Services) shall be available for inspection, examining or copying by or on behalf of Coriell or at Coriell’s expense, solely to the extent such records are: (A) necessary for Coriell to comply with any compulsory request of, or audit by, CIRM or any governmental entity with jurisdiction, or (B) reasonably required for Coriell (subject to Section 12.c.) to defend against any complaint, claim or other action or proceeding of which Coriell is a party and which includes or constitutes any claim regarding the Services that is the basis for any alleged liability of Coriell pursuant to such complaint, claim or other action or proceeding, subject to what is provided below in this Section 3.n. Such records and information therein shall be treated as Confidential Information that may be used solely for the purposes set forth above in this Section 3.n and that shall be disclosed only to those Coriell Representatives (as defined in Section 10) with a need to know such information for such purposes. Such records and information therein shall be governed by Section 10 and may not be disclosed by Coriell and its Representatives except for the purposes set forth above. CDI hereby agrees to retain all such records for a period of not less than seven (7) years from the date of termination of this Agreement. Notwithstanding anything contained herein to the contrary, in no event shall CDI be required to give access to or disclose to Coriell or any of its Representatives any of CDI’s trade secrets absent a court order compelling such disclosure, and without limiting what is provided above regarding Section 10 but for avoidance of doubt may be disclosed only after compliance with the provision of Section 10 regarding legally compelled disclosures.

4.	Title; Transfer to the Repository.

a.	CDI acknowledges and agrees that CDI does not claim title to [****].

b.
CDI’s obligation to perform the Services with respect to an Acceptable DCB will be completed upon delivery by CDI to Coriell at the Repository of the frozen aliquots comprising such Acceptable DCB as provided in Exhibit A (i.e., initially [****] aliquots with subsequent delivery of remaining Retained Vials as contemplated in such exhibit), accompanied by a Certificate of Analysis. [****]. [****] shall bear the cost of delivery of the Acceptable DCBs to Coriell at the Repository. Notwithstanding any contrary provisions contained herein, [****].

5.	Service Fees.

a.
During the Term, Coriell shall pay to CDI fees as compensation for the Services in the amounts set forth in Exhibit B (collectively, the “Service Fees”). The Service Fees shall be payable following the end of each Quarter as set forth in this Section 5 and the attached Exhibit B. As shown on Exhibit B, during the [****] Quarters, Coriell shall pay to CDI [****].

b.
Within a commercially reasonable period of time following the end of each Quarter following the [****] Quarters, CDI shall calculate the Service Fee payment as set forth herein (each, a "Quarterly Services Payment") to be made by Coriell in respect of the Services performed and completed by CDI in the conduct of this Agreement during such Quarter. Each such Quarterly Services Payment shall be calculated [****] as of the date on which such Quarterly Services Payment is to be made as set forth in Exhibit B. [****], Coriell shall pay to CDI the unit price calculated pursuant to the formula set forth in Exhibit B. [****]. Coriell shall also pay to CDI within [****] following the end of each Quarter any agreed upon consideration for additional services hereunder as specified in, and except as may be expressly otherwise provided in, any written agreement regarding the same signed by both parties.

c.
Each invoice delivered by CDI under this Agreement in respect of any Service Fees under this Agreement shall (A) be issued in U.S. Dollars, and (B) be accompanied by the applicable Quarterly Services Report. [****].

d.
Subject to the second sentence of Section 5.c. and Section 5.f, each payment required to be made by Coriell under this Agreement shall be due and payable by Coriell within [****] of the date Coriell receives payment from CIRM for: (i) the Quarter invoiced by CDI in the case of the fixed amount Service Fees contemplated in Section 5.a. and (ii) the Services provided and invoiced by CDI in the case of Service Fees contemplated in Section 5.b. In the event of a bona fide, good faith dispute regarding the appropriateness of one or more items set forth in an invoice submitted by CDI in accordance with this Agreement, Coriell shall [****]. All payments made by Coriell under this Agreement and be paid by check in U.S. Dollars and remitted to CDI at the address so identified in this Agreement except that payment may be made by wire transfer upon request by CDI. Any payments that are made more than [****] after the date when due, [****], shall bear an additional charge at the rate of [****] per month until paid, of the maximum rate allowed by applicable law, whichever is less.

e.
Not more than [****], CDI will, at the request of Coriell, permit a single external accounting firm selected by Coriell and reasonably acceptable to CDI (the “Accountant”) to have access to CDI’s financial records and books of account related to the Services, during ordinary working hours and without unreasonable disruption to CDI’s business operations, only to the extent necessary in order to audit, with respect to any Quarter during the Term ending prior to such request, the correctness of any Quarterly Services Report or invoice delivered under this Agreement. Should the Accountant reasonably believe there is an inaccuracy in any of CDI’s Quarterly Services Reports or invoices, the Accountant will have the right to make and retain copies (including photocopies) of any portions of the financial records and books of account pertinent to the determination of the accuracy of CDI’s Quarterly Services Reports and invoices. In the event that an inaccurate invoice from CDI resulted in Coriell overpaying CDI for Services, CDI shall immediately refund the difference between the amount actually paid and the amount payable pursuant to this Agreement. For avoidance of doubt, nothing in this Section 5.e. shall be construed to modify any of the amounts set forth herein as payable as Service Fees payable or the basis upon which such amounts are payable hereunder. All information reviewed and or copied by the Accountant under this Section 5.e. shall be treated as Confidential Information that may be used solely for the purpose of verifying the correctness of CDI’s Quarterly Services Reports and invoices, and the disclosures of information under this Section 5.e. and the information so disclosed shall be governed by, and may not be disclosed by the Accountant except to the extent and as expressly permitted under, the obligations of confidentiality herein including Section 10, except to Coriell as may be necessary to enforce Coriell’s rights under the Agreement or at law in the event an incorrect invoice is identified.

f.	Notwithstanding any contrary provisions contained herein, [****].

6.
Project Directors. Each Party will designate a primary contact person with respect to the obligations to be performed by such Party provided under this Agreement (a “Project Director”). The Parties’ respective initial Project Directors are stated in Exhibit A. Unless the Parties otherwise agree, communications relating to this Agreement must be directed in the first instance by a Party to the other Party’s Project Director.

7.	Access; Insurance.

a.
CDI will give Coriell reasonable access, during normal business hours, upon reasonable prior notice and so long as CDI’s business operations are not unreasonably disrupted, to the portion of the Buck Institute Premises from which CDI provides the Services and to the information, personnel, equipment and systems including, without limitation, the Subcontract-funded Equipment, used to provide the Services as necessary to permit Coriell to confirm that the Services are being performed as contemplated herein and that CDI is otherwise complying with the provisions of this Agreement.

b.
Coriell will give CDI reasonable access, during normal business hours, so long as Coriell’s business operations are not unreasonably disrupted, to those portions of the premises at which the Repository is maintained or from which Coriell provides services to CIRM as necessary to permit CDI to perform the Services or services under the Derivation Agreement.

c.
Each Party agrees to obtain and maintain (i) commercial general liability insurance applicable to the Party’s activities and property at the Buck Institute and providing, on an occurrence basis, a minimum combined single limit of $[****] (umbrella or excess liability policies may be used to meet the required limit), (ii) workers’ compensation insurance in such amounts as is required by applicable statute and (iii) employers liability insurance with coverage of at least $[****] per occurrence. In addition, CDI will obtain and maintain during the Term, at CDI’s sole expense (subject to what is provided in Section 8.c), property damage and insurance against loss or damage to the Subcontract‑funded Equipment due to fire, explosion, theft, vandalism, terrorism and such other risks of loss as are customarily maintained on equipment such as the Subcontract-funded Equipment intended for the uses contemplated hereby, in such amounts as shall be reasonably satisfactory to Coriell. Any company writing a Party’s insurance shall have an A.M. Best or Standard and Poor’s rating of not less than A-VIII/A-. The commercial general liability insurance policy shall cover the other Party as an additional insured. The workers compensation insurance policy shall contain a waiver of subrogation in favor of the other Party. Each Party shall give the other Party at least [****] days’ advance written notice of any cancellation, termination, material change or lapse of insurance, which does not include routine annual renewals of policies without any changes or modifications thereto. Each Party shall provide the other Party with a certificate of insurance or other commercially acceptable evidence of insurance evidencing such Party’s insurance required hereunder. Each Party hereby waives and shall cause their respective insurance carriers to waive any and all rights of recovery, claims, actions or causes of action against the other for any loss or damage with respect to the Parties’ respective activities and properties, including rights, claims, actions and causes of action based on negligence, which loss or damage is (or would have been, had the insurance required by this Agreement been carried) covered by insurance, but only to the extent of any amount recovered by reason of such insurance, provided that such waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage under applicable law.

8.	Equipment. This Section 8 is subject to [****].

a.
Coriell shall issue a purchase order for the purchase, at Coriell’s cost and expense for an aggregate price not to exceed $[****], for initial installation at the Buck Institute Premises not later than the [****], the items of equipment identified in Exhibit C [****] (the “[****]”) as well as all of the other the items of equipment identified in Exhibit C and listed under the subheading entitled [****](together with the [****], the “Subcontract‑funded Equipment”). The foregoing purchase shall be made in accordance with the specifications therefor delivered by CDI to Coriell in accordance with this Agreement (and subject to the condition that CDI makes such delivery) and any applicable CIRM requirements. Coriell shall pay the purchase price for the Subcontract‑funded Equipment according to the terms and conditions of purchase. Coriell shall not accept from any manufacturer or supplier, or allow to lapse or waive any acceptance or inspection period or right with respect to, any Subcontract‑funded Equipment, without first notifying CDI and allowing it to exercise its rights under Section 8.e.

b.
Coriell shall hold title to the Subcontract‑funded Equipment. Coriell shall maintain, and shall obtain and maintain, at its cost and expense, agreement(s) for third party maintenance of the Subcontract‑funded Equipment to provide the applicable manufacturers’ recommended preventive or periodic maintenance. Any maintenance required beyond manufacturer recommended preventive or periodic maintenance, in order to maintain the Subcontract‑funded Equipment in good working order in the condition it was in when delivered to CDI, ordinary wear and tear excepted, shall be the sole obligation of CDI as and to the extent provided in Section 8.g. In the event that Coriell fails to obtain or maintain any insurance or maintenance agreement(s) covering the Subcontract‑funded Equipment as contemplated herein, following [****] days’ advance written notice (or such shorter notice as is required under the terms upon which any such agreement(s) may be obtained or maintained) by CDI to Coriell, provided such agreement(s) are not entered into by Coriell during such [****] day period (or shorter period as contemplated above), CDI may obtain and enter into such agreement(s) at reasonable market rates and terms, and/or pay the amounts payable by Coriell thereunder at Coriell’s cost and expense and may forward or issue (for reimbursement to CDI) to Coriell an invoice for such cost and expense, which invoice Coriell shall pay promptly following its receipt thereof.

c.
CDI will be provided exclusive physical possession and use of the Subcontract‑funded Equipment during the Term for CDI’s use in providing the Services hereunder, and Coriell agrees that during the Term it shall not have or seek to have any possession, control or use of any of the Subcontract‑funded Equipment. The Subcontract‑funded Equipment shall be located in the Buck Institute Premises or, if the Services are no longer being performed at the Buck Institute Premises, such other California location agreed to in advance in writing by Coriell (such consent to not be unreasonably conditioned, delayed or withheld), at which CDI then performs the Services hereunder As additional consideration for its performance of the Services hereunder, CDI may use the Subcontract-funded Equipment for other purposes, provided that such use: (x) does not prevent, hinder, or interfere with CDI’s performance of the Services hereunder or materially diminish (ordinary wear and tear excepted) the value of the Subcontract-funded Equipment; (y) is consistent with all manufacturer user guides, manuals and other requirements; and (z) is in compliance with any agreement between the Buck Institute, on the one hand, and CDI (provided that in the case of (y) copies of any such requirements have been provided to CDI), as well as all laws, rules and regulations of every governmental authority applicable to CDI and the provisions of all policies of insurance carried by CDI as required by this Agreement.

d.
At the expiration or termination of the Term, and as additional consideration for CDI’s performance of the Services hereunder, CDI shall have the right and option, exercisable by notice to Coriell given not later than on the [****] day prior the expiration or termination of the Term, to purchase the [****] and any or all of the other Subcontract‑funded Equipment at a purchase price equal to the fair market value of such Equipment as reasonably determined by the Parties, less any and all costs and expenses of insurance or maintenance for or of the Subcontract‑funded Equipment owing to CDI but unpaid by Coriell in accordance with Section 8.b., as of the expiration or termination of the Term; provided, however, in the absence of a determination by the Parties of the fair market value of the [****] or any other item of Subcontract‑funded Equipment by the [****] day after CDI has given notice of its exercise of its option hereunder, then the purchase price of such item shall be [****]. Coriell shall, at its expense, keep the Subcontract-funded Equipment free and clear from any and all liens, pledges, security interests, encumbrances and other charges (collectively, “Encumbrances”). If CDI exercises its option to purchase any of the Subcontract‑funded Equipment, then upon CDI’s payment in cash in full of the purchase price for such Subcontract‑funded Equipment, Coriell shall transfer to CDI all right, title and interest to the Subcontract‑funded Equipment, free and clear of all Encumbrances created by Coriell, and shall execute all such documentation to effectuate and evidence such transfer as CDI reasonably may request. Coriell shall be responsible for all costs relating to obtaining and delivering such title to CDI. The sale shall be on an “as is, where is, without warranty” basis (except as to title as set forth in the next preceding provision), and the parties shall execute such documentation as is reasonable and customary in connection with such sale including without limitation to transfer all manufacturer and supplier warranty rights (then not yet transferred to CDI) with respect to the Subcontract‑funded Equipment being purchased subject to any necessary manufacturer’s or supplier’s consent, which at the request of CDI the Parties shall cooperate to obtain.

e.
CDI represents and acknowledges that the Subcontract-funded Equipment is of a size, design, capacity and manufacture selected by it, and that it is satisfied that the Subcontract‑funded Equipment is in those respects and of the type suitable for its purposes. THE SUBCONTRACT-FUNDED EQUIPMENT IS PROVIDED AS IS, AND, NOT BEING THE MANUFACTURER OF THE EQUIPMENT OR THE MANUFACTURER’S AGENT, CORIELL MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN OR CONDITION OF THE SUBCONTRACT-FUNDED EQUIPMENT. CORIELL SHALL NOT BE RESPONSIBLE FOR ANY LOSS OR DAMAGE RESULTING FROM THE INSTALLATION, OPERATION OR OTHER USE, OR DEINSTALLATION OF THE SUBCONTRACT-FUNDED EQUIPMENT, INCLUDING ANY DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSS EXCEPT WITH RESPECT TO THE WILLFUL MISCONDUCT OF CORIELL. Subject to Coriell’s obligations expressly set forth in this Agreement, CDI shall look solely to the manufacturer or the supplier of the Subcontract-Funded Equipment for correction of any problems that may arise with respect thereto, and all transferable manufacturer and supplier warranty rights are, to the extent such rights have been acquired by Coriell, hereby assigned, free and clear of all Encumbrances that would in any way interfere with or limit the exercise by or benefit to CDI of any such warranty rights and otherwise without representation or warranty by Coriell to CDI for the Term, which warranties CDI is authorized to enforce at CDI’s sole cost and expense. Any non‑transferable warranty rights (including those for the transfer of which the manufacturer’s or supplier’s consent is required and has not been obtained for CDI’s benefit) shall be held, free and clear of Encumbrances that would in any way interfere with or limit the exercise by or benefit to CDI of any such warranty rights, and enforced, at CDI’s cost and expense, by Coriell for the benefit of and as requested by CDI during the Term.

f.
Except as permitted by Section 8.c., above, CDI shall use the Subcontract-funded Equipment solely in the conduct of its business in accordance with the provisions of this Agreement, in a manner and for the use contemplated by the manufacturer thereof, and in compliance with all laws, rules and regulations of every governmental authority having jurisdiction over the Subcontract-funded Equipment or CDI and with the provisions of all policies of insurance carried by CDI as required by this Agreement.

g.
CDI shall, at its expense, keep the Subcontract-funded Equipment free and clear from any and all Encumbrances and in good repair, condition and working order in order that such equipment is usable for CDI’s performance of the Services and as to each item of Unpurchased Equipment in the same condition and working order as when delivered to CDI as contemplated in Section 8.b., excepting (i) ordinary wear and tear and (ii) any failure of such equipment to be in such condition or working order attributable to [1] any failure of Coriell to secure a maintenance agreement for the as contemplated in Section 8.b., [2] any failure of Coriell to hold and enforce any non‑transferable warranty rights as contemplated in Section 8.e., [3] any failure of any manufacturer or third party to perform any warranty obligation sought to be enforced by Coriell or CDI, [4] any interference by Coriell with CDI’s exclusive physical possession and use of the Subcontract‑funded Equipment, or [5] any event of loss or damage to the extent covered by the property casualty insurance contemplated in Section 7.c. (the “Return Condition for Unpurchased Equipment”).

h.
CDI shall be solely responsible, at its own expense, for the de-installation, packing, rigging and delivery of the Subcontract‑funded Equipment to CDI in the event of its purchase thereof pursuant to the exercise of its option in Section 8.d. Coriell shall be solely responsible, at its own expense, for the de-installation, packing, rigging and delivery to Coriell of each item of the Subcontract-funded Equipment with respect to which CDI declined to exercise its option (“Unpurchased Equipment”). In the case of any item of Unpurchased Equipment having a fair market value (as determined in accordance with Section 8.d) in excess of [****] Dollars ($[****]) at the expiration or termination of the Term, Coriell shall have such Unpurchased Equipment inspected and certified acceptable for maintenance service by the manufacturer or an authorized inspector of the manufacturer (to the extent such service is reasonably available for equipment of such type and age). [****].

i.
Except with respect to the gross negligence or willful misconduct of Coriell, or Coriell’s failure to comply with an applicable provision of this Agreement, CDI hereby indemnifies, protects, defends and holds harmless Coriell from and against any and all claims and liabilities, demands, actions, suits, and proceedings, losses, costs, expenses, damages and fees, including reasonable attorneys’ fees and costs (including those arising from negligence, tort, strict liability or other legal theory) (collectively “Claims”), to the extent arising out of, or resulting from, CDI’s selection to perform the Services, operation or use of any of the Subcontract-funded Equipment, whether such Claims are brought or claimed before, during or after the Term. Each of the Parties shall give the other prompt written notice of any Claim of which it becomes aware. The last sentence of Section 12.a and the provisions of Section 12.c shall apply with respect to with any Claims as if such Claims were described in Section 12.a.

j.
CDI shall promptly notify Coriell in writing if, prior to CDI’s exercise of its option pursuant to Section 8.d above, or its return to Coriell of any Subcontract-funded Equipment not purchased by CDI, any item of Subcontract-funded Equipment becomes lost, stolen, damaged, destroyed or otherwise unfit or unavailable for use from any cause whatsoever (other than Coriell’s breach of this Agreement or its willful misconduct).

k.
Except in the case of Coriell and after the Term with respect to any Subcontract-funded Equipment not purchased by CDI as permitted by Section 8.d, without the prior written consent of the other Party, neither Party shall: (a) assign, transfer, or otherwise dispose of any Subcontract-funded Equipment, or any rights or obligations related thereto; (b) sublease any of the Subcontract-funded Equipment or permit the Subcontract-funded Equipment to be controlled by any other person; (c) create or incur, or permit to exist, any Encumbrance with respect to any of the Subcontract-funded Equipment and, in the case of Coriell, any Encumbrance with respect to any non‑transferable warranty rights with respect to any such equipment if such Encumbrance would in any way interfere with or limit the exercise by or benefit to CDI of any such warranty rights; or (d) cause or permit any of the Subcontract-funded Equipment to be moved from the Buck Institute Premises.

l.
CDI shall not make any additions, attachments, alterations or improvements to the Subcontract‑funded Equipment without the prior written consent of Coriell, which consent shall not to be unreasonably conditioned, delayed or withheld. Any addition, attachment, alteration or improvement to any item of Subcontract‑funded Equipment shall belong to and be the property of CDI and CDI shall remove any addition, attachment, alteration or improvement to any item of Unpurchased Equipment prior to such required delivery of such item of Unpurchased Equipment by CDI. CDI shall be responsible for all costs relating to such removal and shall restore such item of Unpurchased Equipment to the condition otherwise required hereunder.

m.
CDI acknowledges and represents that the Subcontract-funded Equipment shall be and remain personal property, notwithstanding the manner by which it may be attached or affixed to realty, and CDI shall do all acts and enter into all agreements necessary to ensure that the Subcontract-funded Equipment remains personal property. If requested by Coriell with respect to any item of Subcontract-funded Equipment, CDI shall obtain and deliver to Coriell equipment access agreements, satisfactory to Coriell in its sole discretion, from all persons claiming any interest in the real property on which such item of Subcontract‑funded Equipment is installed or located.

n.
Each Party hereby represents to the other Party that, with respect to each item of Subcontract‑funded Equipment and any schedule, certificate evidencing acceptance of Subcontract-funded Equipment, assignment of purchase order, insurance letter, proposal letter, UCC financing statement, or other document now or hereafter executed by such Party in connection with this Agreement: (a) the execution, delivery and performance thereof by such Party or its attorney-in-fact have been duly authorized by all necessary corporate action; (b) the person executing such documents is duly authorized to do so; and (c) such documents constitute legal, valid and binding obligations of such Party, enforceable in accordance with their terms.

9.	Ownership of Inventions; Licensing; Distribution from the Repository.

a.	CDI represents and warrants that: [****].

b.
CDI acknowledges that Coriell owns certain intellectual property covering the services Coriell will provide under Coriell’s Application and the NGA. CDI agrees that it does not and will not acquire any rights in, to or under such intellectual property or any discovery, invention, enhancement, improvement, know-how or work of authorship, whether or not patentable or copyrightable or constituting a trade secret, conceived, created or made by Coriell in the course of performing such services, whether alone or jointly with a third party.

c.
In the event that, during the Term and in connection with this Agreement, Coriell and CDI jointly conceive, create or make any discovery, invention, enhancement, improvement, know how or work of authorship, whether or not patentable or copyrightable or constituting a trade secret, Coriell and CDI shall jointly own all intellectual property rights therein.

d.
Coriell agrees that it will not allow any third party to gain access to any of the Acceptable DCBs in the Repository created from Derived Lines unless the party shall have executed the Standard Form hiPSC License from CDI and paid any required fees when and as due thereunder (which shall not be payable by non‑Commercial Entity End Users) and, following confirmation thereof, the party shall have executed an End User Agreement with Coriell and paid such fees when and as due thereunder. During and after the Term, CDI shall be responsible for: (i) obtaining an executed Standard Form hiPSC License from each End User seeking to gain access to an Acceptable DCB, (ii) within [****] days of CDI’s receipt of an End User’s signed Standard Form hiPSC License, executing such license and delivering a copy to Coriell, and (iii) collecting the fee payable to CDI in connection therewith (which CDI shall determine subject to the approval of CIRM. Coriell shall be responsible for (x) directing any proposed End Users to CDI so that they can execute the Standard Form hiPSC License and pay any required fees, (y) obtaining an executed End User Agreement from each such party, and (z) collecting the fee payable to Coriell in connection therewith (which Coriell shall determine subject to the approval of CIRM).

e.	CDI grants to Coriell [****] license to [****] intellectual property and proprietary rights that CDI has or may have in or in connection with [****].

f.
Neither Party shall issue any press release or other public statement regarding this Agreement including, but not limited to, the financial terms hereof, nor shall either party use the name, trademarks, logos, physical likeness or other symbol of the other Party (or their employees) for any marketing, advertising, public relations or other purposes without the prior written authorization of the other Party.

10.
Confidentiality. During the Term and thereafter for a period of [****] (except as to information qualifying as a trade secret, in which event the period shall be perpetual), each Party will (and will ensure that its accountants (including the Accountant), counsel, and employees; collectively, as to each Party, a “Representative”) keep confidential the Confidential Information it possesses relating to the other Party that it obtains in connection with this Agreement, and not use that information except as needed to perform its obligations hereunder or to receive and enjoy the benefits conferred upon it hereunder. Each Party shall treat the Confidential Information of the Disclosing Party in the same manner, and with the same level of care (but, in no event, less than a reasonable level of care), as the Receiving Party would treat its own confidential or proprietary information. Without limiting the generality of the foregoing, and except to the extent expressly permitted by the terms and conditions of this Agreement, no Receiving Party shall, without the prior written consent of the Disclosing Party, (A) disclose, reveal, report, publish or give the Confidential Information of the Disclosing Party to any third party except as required by law or regulation or legal process applicable to the Receiving Party subject to what is provided below in this Section 10 or (B) use the Confidential Information of the Disclosing Party for any purpose except as permitted hereby. Except as expressly permitted by the terms and conditions of this Agreement, each Party hereby agrees to limit disclosure of the Disclosing Party's Confidential Information to those of its Representatives who (A) have a need to know such Confidential Information to enable such Receiving Party to perform its obligations, or exercise its rights, under this Agreement, (B) have entered into a written agreement which requires such Representatives to maintain similar, but no less burdensome, obligations of confidentiality and non-use to those contained in this Agreement and (C) have been advised of the confidential and proprietary nature of such Confidential Information and of their obligations with respect to such Confidential Information. In the event that a Receiving Party is requested by any legal process to disclose any Confidential Information, the Receiving Party will promptly after such request notify the Disclosing Party to permit the Disclosing Party, at its expense, to seek to avoid or narrow any disclosure of Confidential Information that may be legally compelled to be disclosed and/or to seek a protective order or other reasonable assurance, satisfactory to the Disclosing Party, that confidential treatment will be accorded any Confidential Information that is legally compelled to be disclosed and will cooperate as reasonably requested by the Disclosing Party in such efforts by the Disclosing Party. Each Receiving Party hereby further agrees (1) to direct its Representatives not to disclose the Confidential Information of the Disclosing Party to any person or entity except as expressly permitted under this Agreement and (2) that it shall be responsible for any breach by its Representatives of the obligations under this Agreement relating to Confidential Information of the Disclosing Party.

11.	Representations and Warranties.

a.
CDI represents and warrants to Coriell that (i) CDI has the requisite corporate power and authority under all applicable laws including the laws of Wisconsin to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery by CDI of this Agreement has been duly and validly authorized by all necessary corporate action on the part of CDI; (iii) the person signing this Agreement on behalf of CDI is a duly appointed and incumbent officer of CDI and has the authority to execute and deliver this Agreement on behalf of CDI; (iv) this Agreement is binding on CDI and enforceable against it in accordance with this Agreement’s terms; (v) the Services will be performed in a professional manner and in compliance with all federal, state, local, international, health authority and institutional laws, rules, regulations, orders and guidelines applicable to CDI in doing so; (vi) the Services will be performed in accordance with the provisions of this Agreement (giving effect to what is provided in Section 2); (vii) the DCBs when delivered by CDI will meet the DCB Acceptance Criteria as applicable and any other deliverables hereunder will meet the applicable requirements expressly set forth herein or any other applicable agreement that may be agreed to by the Parties in writing; (viii) CDI has obtained all, and will obtain all, licenses, permits, consents and other approvals necessary for CDI to perform its obligations under this Agreement; (ix) CDI has not granted any right or entered into any agreement or understanding that conflicts with CDI's obligations, or Coriell's rights, under this Agreement; (x) CDI will not grant any right and will not enter into any agreement or understanding that conflicts with CDI's obligations or Coriell's rights under this Agreement; (xi) CDI owns or has the right to use pursuant to a valid and enforceable, written license, sublicense, agreement, or other permission, all presently issued and valid intellectual property and proprietary rights necessary and sufficient to perform the Services and the other obligations of CDI under this Agreement; and (xii) neither CDI’s performance of the Services or this Agreement or any DCBs will infringe upon, violate or misappropriate any presently issued and valid intellectual property or proprietary right of any third party.

b.
Coriell represents and warrants to CDI that (i) Coriell has the requisite corporate power and authority under the laws of New Jersey to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery by Coriell of this Agreement has been duly and validly authorized by all necessary corporate action on the part of Coriell; (iii) the person signing this Agreement on behalf of Coriell is a duly appointed and incumbent officer of Coriell and has the authority to execute and deliver this Agreement on behalf of Coriell; and (iv) this Agreement is binding on Coriell and enforceable against it in accordance with this Agreement’s terms; (v) Coriell has obtained all, and will obtain all, licenses, permits, consents and other approvals necessary for Coriell to qualify to receive funding from CIRM and to perform its obligations under this Agreement; (vi) Coriell has not granted any right or entered into any agreement or understanding that conflicts with Coriell's obligations, or CDI's rights, under this Agreement; and (vii) Coriell will not grant any right and will not enter into any agreement or understanding that conflicts with Coriell's obligations or CDI's rights under this Agreement.

12.	Indemnification.

a.
CDI shall defend, indemnify and hold harmless Coriell and CIRM and their respective directors, officers, employees, agents, advisers, representatives, successors and assigns (collectively, Coriell’s/CIRM’s “Related Persons”) against and from, and shall pay or reimburse them for, any third party claim, lawsuit, or demand (a “Third Party Claim”) and any loss, damage, liabilities, costs and/or expense (including reasonable attorney’s fees subject to Section 12.c) (“Losses”) to the extent such Third Party Claim alleges, and any other such Losses result from or arise out of any such Third Party Claim that alleges, any of the following (or, in the case of the following clause (i) and (ii), facts that constitute): [****].

b.
Coriell shall defend, indemnify and hold harmless CDI and CIRM and their respective directors, officers, employees, agents, advisers, representatives, successors and assigns (collectively, CDI’s “Related Persons”) against and from, and shall pay or reimburse them for, any and all Third Party Claims and Losses to the extent any such Third Party Claim alleges, and any other such Losses result from or arise out of any such Third Party Claim that alleges, [****].

c.
As a condition of the indemnification set forth in this Section 12, (i) the party entitled to indemnification hereunder (the "Indemnified Party”) for itself and on behalf of any of its Related Persons who may seek indemnification from the party required to provide indemnification hereunder (the “Indemnifying Party”) hereunder shall promptly notify the Indemnifying Party of any Losses for which such Party or its Related Person seeks indemnification hereunder; (ii) the Indemnifying Party shall have the exclusive right to conduct and control the defense, with counsel selected by the Indemnifying Party in its reasonable discretion, of and to settle any third party claim, lawsuit or demand with respect to which the Indemnified Party or one of its Related Persons seeks indemnification hereunder unless the Indemnifying Party gives written notice to the Indemnified Party or Related Person expressly declining to undertake such defense in which event the Indemnified Party’s or Related Person’s reasonable attorney’s fees shall (and absent such notice shall not) constitute Losses, and (iii) the Indemnified Party or such of its Related Persons seeking indemnification hereunder shall cooperate with the Indemnifying Party and its counsel in investigating and/or defending against third party such claim, including by providing such documents and other information and permitting the Indemnifying Party’s employees to participate in discovery and court proceedings as witnesses or otherwise, as the Indemnifying Party or its counsel may from time to time request to assist it in investigating and/or defending against any such claim. Notwithstanding what is provided above in this Section 12.c, no Indemnifying Party providing an indemnity hereunder shall enter into any settlement which requires the Indemnified Party to admit liability or pay any amounts (for which insurance proceeds or indemnification hereunder is not available), without the Indemnified Party’s prior written consent, not to be unreasonably conditioned, delayed, or withheld.

13.
Disclaimers; Limitation of Liability. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR PROVIDES ANY REMEDY TO THE OTHER PARTY, AND ALL OTHER REPRESENTATIONS, WARRANTIES AND REMEDIES WHATSOEVER AND HOWEVER THEY MAY BE CLAIMED, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR A PARTY’S INDEMNITY OBLIGATIONS, OR BREACH OF CONFIDENTIALITY OBLIGATIONS, HEREUNDER, ANY SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT, ARE HEREBY EXPRESSLY DISCLAIMED AND EXCLUDED. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, WITH THE EXCEPTION OF A PARTY’S INDEMNITY OBLIGATIONS, OR BREACH OF CONFIDENTIALITY OBLIGATIONS HEREUNDER, IN NO EVENT WILL LIABILITY OF CORIELL EXCEED THE AGGREGATE AMOUNT OF THE SERVICE FEES OR REIMBURSEMENTS PAYABLE BY IT TO CDI HEREUNDER OR WILL LIABILITY OF CDI WITH RESPECT HERETO EXCEED THE AGGREGATE AMOUNT OF THE SERVICE FEES RECEIVED BY OR PAYABLE TO CDI HEREUNDER.

14.	Termination. This Agreement shall terminate at the expiration of the Term stated in Section 1 or its termination prior to such expiration in accordance with this Section 14.

a.	Termination by Coriell. Coriell may terminate this Agreement and its Term prior to its expiration by giving notice (which may be effective immediately) to CDI:

i.
in the event of a material breach by CDI of this Agreement which breach remains uncured on the [****] day after CDI’s receipt of notice from Coriell specifying the nature of such breach unless as of such [****] day CDI has cured such breach; or

ii.
in the event that CDI’s performance of its obligations is delayed or prevented by circumstance(s) or event(s) constituting force majeure as contemplated herein (other than Coriell’s failure to pay the Service Fees when due and payable), unless as of as of the [****] day after such circumstance or event first affects CDI it has resumed performance; or

iii.	in the event CDI becomes subject to a Bankruptcy Event; or

iv.
in the event Coriell’s agreement with CIRM with respect to the Repository is terminated, or CIRM ceases to provide funding to Coriell as required by such agreement or as necessary to fund the CDI Services contemplated by this Agreement.

b.
Termination by CDI. Notwithstanding the Term stated in Section 1, CDI may terminate this Agreement and its Term prior to its expiration by giving notice (which may be effective immediately) to Coriell:

i.
in the event of the failure of Coriell to make any payment of Service Fees when due and payable hereunder which breach remains uncured on the [****] day after Coriell’s receipt of notice from CDI specifying such breach, it being understood that no payment of Service Fees shall be payable by Coriell to CDI unless or until payment for same has been made by CIRM to Coriell;

ii.
in the event that Coriell’s performance is or would be delayed or prevented by a circumstance or event constituting force majeure as contemplated herein, unless as of the [****] day after such circumstance or event first affects Coriell it has resumed performance;

iii.	In the event Coriell becomes subject to a Bankruptcy Event; or

iv.
In the event Coriell’s agreement with CIRM with respect to the Repository is terminated, or CIRM ceases to provide funding to Coriell as required by such agreement or as necessary to fund the CDI Services contemplated by this Agreement.

c.
Certain Consequences. Upon the termination of this Agreement including its termination prior to its stated Term and prior to the completion of the performance of the Services, neither Party shall have any liability or obligation to the other Party except as provided in this Section 14.c and except under the provisions hereof that as provided in Section 14.d. expressly survive termination. The termination of this Agreement shall not extinguish or otherwise diminish or modify the rights of either Party to any Service Fees or payments which accrued hereunder prior to such termination or under this Section 14.c with respect to DCBs in process as of, or DCBs delivered following, termination as provided in the following provision. Without limiting the preceding provision, following the termination of this Agreement, CDI shall deliver to Coriell all Acceptable DCBs existing (and not yet so delivered) as of termination [****]. CDI shall deliver an invoice to Coriell for all Services Fees and other amounts payable to it hereunder but not yet invoiced as of termination for Acceptable DCBs delivered or existing as of the termination of the Agreement and or otherwise which except in the case of termination pursuant to Section 14a.i. or 14a.v. shall include an amount for the costs and expenses of CDI incurred performing Services with respect to Third Party Lines and Derived Lines for which DCBs were in the process of being but had not yet been created as of termination; and promptly following its receipt of such invoice, Coriell shall pay CDI the invoiced amounts.

d.
Survival. All representation and warranties contained in this Agreement, as well as Sections 2, 3.f (as to the representations and warranties for the period stated therein), 3.g, 3.h, 3.i, 3.n, 4, 5 (to the extent contemplated by Section 14.c), 7, 8.d, 8.e, 8.h, 8.i, 8.j, 8.k, 8.l, 8.m, 8.n, 9 through 13, 14.c, 14.d, and 15 shall survive the termination of this Agreement (whether at the expiration of the Term or its earlier termination) subject to any limitation on the period of such survival provided herein.

15.	Miscellaneous.

a.
Relationship of Parties. CDI, in performing the Services, shall act as an independent contractor. Nothing in this Agreement shall constitute either Party the legal representative, employee, agent or joint venturer, co‑partner, or the like of the other, of the other Party. Each Party shall have no right or authority to, and shall not take any action purporting to, bind or represent in any respect the other Party.

b.
Force Majeure. Each Party shall be excused of, and shall not be responsible for or in breach by reason of, any delay or failure in the performance of such Party’s obligations under this Agreement that is due to any circumstance or event beyond such Party’s control including but not limited for purposes hereof to Acts of God, earthquakes and other natural disasters, fire, explosion, riot and other civil disturbances, sabotage, terrorism, war, government acts, embargos, labor strikes and lock-outs, transportation delays, or the failure of performance of the other Party or any third parties or under any other agreements necessary for such Party’s performance under this Agreement including, without limitation, in the case of Coriell, any failure of CIRM to provide any funding contemplated by the NGA.

c.
Equitable Relief. The Parties acknowledge that damages would be an inadequate remedy for any breach of Section 3.n, 5.e (as to the use and disclosure of Confidential Information) 8, 9.d, or 10. Therefore, each Party agrees that the respective obligations of the Parties under each of Section 8, 9.d., or 10 are specifically enforceable and that each Party shall be entitled, without the requirement of actual proof of damages and the requirement of posting a bond or other security, to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining the other Party from committing any breach of any such provision of this Agreement.

d.
Severability. If any provision of this Agreement is held to be invalid or unenforceable and it cannot be amended to conform with applicable laws so as to be valid and enforceable, then such provision shall be stricken and the remainder of this Agreement shall remain in full force and effect to carry out intentions of the Parties as nearly as reasonably possible including so long as the economic or legal substance of the transactions contemplated hereby is not affected fundamentally and adversely to either Party.

e.
Governing Law. This Agreement, and all questions arising in connection herewith, shall be construed, interpreted, determined and enforced in accordance with the internal laws of the State of California, U.S.A. without regard to the laws of any other jurisdiction that otherwise might govern under any applicable principle or rule of conflicts of law and without regard to rules of construction concerning the drafter hereof.

f.
Notices. Each and every notice, agreement or other communication under this Agreement, even if not so expressly stated above, must be in writing in order to be effective and shall be considered to be given and received, in all respects (i) when personally delivered, (ii) when sent by facsimile transmission actually received by the receiving equipment (provided, that any such facsimile received on or after 5:00 p.m. local time of the receiving Party shall be considered received on the next business day), or (iii) on the second (2nd) business day after being sent by reputable, internationally recognized express or courier delivery service, delivery fees prepaid, addressed as follows, or to such other address as may be designated by notice duly given in accordance with this Section 15.f.):

i.	If to CDI:
Cellular Dynamics International, Inc.
525 Science Drive
Madison, Wisconsin 53711
Attn: President
If via facsimile, to: 608-310-5101

with a copy to:

Cellular Dynamics International, Inc.
525 Science Drive
Madison, Wisconsin 53711
Attn: General Counsel
If via facsimile, to: 608-310-5125

ii.	If to Coriell:
Coriell Institute for Medical Research
403 Haddon Avenue
Camden, NJ 08103
Attn: Michael Christman, Ph.D.
If via facsimile, to: 856-964-0254

with a copy to:

Mark J. Sever, Jr.
Archer & Greiner, P.C.
One Centennial Square
Haddonfield, NJ 08033
If via facsimile, to: 856-795-0574

g.
Amendments; Waiver. No amendment, waiver or other modification to or under this Agreement shall be valid unless set forth in a writing that makes specific reference to this Agreement and that is signed by the Party against whom enforcement of the amendment, waiver or other modification is being sought.

h.
Assignment; Binding Effect. Neither this Agreement nor the rights or obligations hereunder of either Party may be assigned or delegated by a Party without the prior written consent of the other Party, not to be unreasonably conditioned, delayed or withheld. Any purported assignment or delegation without any consent required hereunder shall be void and ineffective for all purposes. This Agreement is binding on, and inures to the benefit of, the Parties and their respective successors and permitted assigns. Except as is expressly otherwise provided herein, this Agreement is not intended to confer upon any person other than the Parties any rights or remedies.

i.
Entire Agreement. This Agreement, including the exhibits and schedules attached hereto, constitutes the entire agreement of the Parties with regard to its subject matter and supersedes all previous written or oral representations, agreements and understandings between Coriell and CDI.

j.	Counterparts. This Agreement may be executed in counterparts, each of which will be treated as an original and all of which taken together constitute one instrument.

IN WITNESS WHEREOF, the Parties, having read and understood the foregoing and by their duly authorized representatives, have executed this Agreement intending to be bound hereby as of the Effective Date.

CELLULAR DYNAMICS INTERNATIONAL, INC.

By: /s/ Thomas M. Palay
Thomas M. Palay, President
Date: December 20, 2013

CORIELL INSTITUTE FOR MEDICAL RESEARCH

By /s/ Michael F. Christman
Print Name: Michael F. Christman
Print Title: President & CEO
Date: December 20, 2013

Exhibit A

Services; Project Directors

The “Services” shall consist of the following services to grow and expand Derived Lines and Third Party Lines: (i) perform quality control and (ii) create DCBs from the Third Party Lines that meet the Third Party Line Acceptance Criteria and from Derived Lines, which services are to be provided during the Term, as described in this Exhibit A:

1.	Services, generally.

a.
CDI will maintain the personnel, equipment and facilities to be capable to, and as described below will perform, the Services except for the manufacturer recommended preventive and periodic maintenance of the Coriell Equipment, which Coriell is responsible to maintain. In performing the Services, CDI will use the same diligence and care as it uses in the performance of services for its own account.

b.
The Services will be performed by CDI primarily at the Buck Institute Premises, or if the License and Services Agreement between the Buck Institute and CDI under which it occupies the Buck Institute Premises terminates during the Term, such other location in California as Coriell approves in its sole discretion.

2.	Creation of DCBs; Services to grow and expand Derived Lines and Third Party Lines.

a.
DCBs. CDI will create DCBs from the Derived Line(s) and from the Third Party Lines selected by CIRM and that CDI determines meet the Third Party Line Acceptance Criteria. [****] individual frozen aliquots of each Derived Line and Third Party Line will be prepared in cryotubes vialed with approximately [****] cells per aliquot or tube and will comprise a DCB of such cell line. Delivery by CDI of [****] individual frozen aliquots from each DCB created from Derived Lines will constitute delivery of such DCB, with CDI being entitled to retain [****] individual frozen aliquots of each DCB (the “Retained Vials”), provided that upon Coriell’s request as contemplated in Section 3.f., CDI shall deliver to Coriell whatever Retained Vials then are remaining after any work to provide any replacement DCBs to Coriell hereunder. Provided that Derived Lines and Third Party Lines are available to permit CDI to do so, CDI will create a total DCB capacity of [****] expanded cell lines (this includes [****] from each of the [****] Derived Lines and up to [****] Third Party Lines).

To be deemed to be available to CDI for expansion and creation of DCBs as contemplated in the preceding sentence, Derived Lines and Third Party Lines must be available, on average, in consistent quantities, at regular frequencies and sufficiently in advance; by way of example only and without limiting the foregoing, the Derived Lines and the Third Party Lines must be available to CDI no later than [****]. Each Third Party Line must meet the Third Party Line Acceptance Criteria and any additional requirements applicable thereto as agreed to by Coriell, CDI and CIRM.
In addition, for a Third Party Line to be to be deemed to be available to CDI for expansion and creation of DCBs as contemplated above, the California researcher who provided such Third Party Line to the Repository also must have provided the agreement or consent of the legal and beneficial owner of such Third Party Line, expressly for the benefit of CDI and reasonably acceptable to CDI, to the transfer of such Third Party Line to the Repository, to the withdrawal from the Repository and use of such materials by CDI to perform the Services and create the DCBs, and to confirm ownership of the DCBs as provided in this Agreement.

b.
Creation of DCBs. All cell lines will be grown and expanded, as applicable, using the method established by CDI described in CDI SOP LG‑04.01 which is Addendum D to Part D of Coriell’s Application, or an equivalent CDI SOP as deemed suitable by CDI; the following description of Services is subject to and qualified in its entirety by such SOP). [****].

3.
Quality Control Services. Derived Lines and Third Party lines expanded by CDI and released by it as a DCB when delivered by CDI to Coriell must meet the DCB Acceptance Criteria, which are the quality control criteria set forth in Schedule 2 to this Exhibit A, or such other criteria as is mutually determined by CIRM and Coriell, as well as be delivered to Coriell with a CofA as provided in item 4 of this Exhibit A.

4.	Certificate of Analysis. An electronic version of each a Certificate of Analysis (“CofA”) will be made available to Coriell.

5.	Initial Project Directors.

a.	Coriell’s initial Project Director is Steven J. Madore, Ph.D.

b.	CDI’s initial Project Director is Thomas J. Novak, Ph.D.

Schedule 1 to Exhibit A

Third Party Line Acceptance Criteria

Tissue/Cell Type	Passage	No. of Vials	No. of Viable Cells per Vial	Acceptance Criteria/Notes
[****]	[****]	[****]	[****]	[****]

Schedule 2 to Exhibit A

QC Criteria

The following table describes the acceptance criteria for DCBs prepared from Derived Lines and Third Party Lines.

Test criteria	Method	DCB Acceptance Criteria Derived Lines	DCB Acceptance Criteria Third Party Lines
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

Exhibit B

Service Fees

Fixed Payment for first [****] Quarters: $[****] per Quarter

Fixed Payment for [****] Quarters: $[****].

Quarterly Services Payment for each subsequent Quarter:

The product obtained by multiplying [****].

For such purposes, the “Unit Price” equals the quotient obtained by dividing $[****] by the net number equal to (i) [****] less (ii)(A) [****].

Third Party Line Amount: $[****] per Third Party Line

Exhibit C

Equipment

See attached.

Quote #	Catalog #	Equipment
Y-[****]	[****]	Vortex Genie 2
	[****]	Multichannel Pipette
Y-[****]	[****]	[****] CO2 Analyzer
Y-[****]	see CDI quote	[****] (2X, 10X, and 20X obj)
Y-[****]		Metro Shelving
	[****]	(-) 20 Freezer
Y-[****]	[****]	Water Bath
Y-[****]	[****]	Centrifuge: ST8 benchtop
Y-[****]	[****]	Roller Base for 3110 series
Refrigerator
Y-[****]	[****]	Water Bath Weights
Y-[****]	[****]	Water Bath Weights
Y-[****]	[****]	Water Bath Weights 500-2000mL
Y-[****]	[****]	Timers
Y-[****]	[****]	Repeater Xstream
Y-[****]	[****]	Cordless Pipet
Y-[****]	[****]	Starter Kit: 2 LTS
Y-[****]	[****]	Starter Kit: 20, 200, 1000 LTS
Y-[****]	[****]	Hepa Filter (free)
Y-[****]	[****]	RS-485 Output FI Hazardous material
Y-[****]	[****]	Copper Interior Ductwork
Y-[****]	[****]	Biofit Chairs for lab
Total Equipment under $[****]

	[****]	[****] (rotor, etc. included)
Y-[****]	[****]	(-) 80 Freezer
	[****]	Culture Hood (4 ft)
Y-[****]	[****]	[****]refrigerated centrifuge & rotor
Y-[****]	[****]	[****]
Y-[****]		[****]
Y-[****]	[****]	[****] (2 w/ controller)
Y-[****]	[****]	[****]
Vial labeling
Y-[****]	[****]	Culture Hood (6 ft)
Y-[****]	[****]	[****] Incubator
Y-[****]	see CDI quote	[****] (with plate labeler)
Total Equipment over $[****]

Supplier	Unit Price	Banking Quantity	Cost for Banking
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]	*change to 4-20mA monitor
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]			$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
[****]	[****]	[****]	$[****]
$[****]

Exhibit D

Coriell Confidential Information

[none]

10633437.6

[****] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.